UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2015 is attached below.

MLP Investment Company

KYN Annual Report

November 30, 2015

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

January 22, 2016

Dear Fellow Stockholders:

This is the most difficult letter I have written since the Company’s inception, in part due to the worst downturn I have seen in my 32 years in the energy business and in part because the market continues to change so rapidly. In just the first three weeks of January, we have seen the MLP market decline 30% and then rally 19% from its lows. This volatility is both unbelievable and unprecedented. I can say with certainty that, with respect to the energy and MLP markets, this downturn is far, far worse than the financial crisis of 2008–2009.

While fiscal 2015 was an extremely challenging year for the Company, the MLP market and the broader energy space, we firmly believed that 2016 would be a year when market sentiment started to reflect the improving fundamentals. Unfortunately, the beginning of fiscal 2016 has seen an acceleration of the challenges we saw in 2015. Low crude oil prices, the removal of Iranian sanctions and concerns about the health of China and the broader global economy have resulted in weakness in the broader equity markets (the Dow Jones Industrial Average is currently off to one of the worst starts of any year on record). As we write this letter, crude oil prices are trading near $30 per barrel, down more than 70% over the last 18 months, and natural gas prices are trading near $2.00 per Mcf. Weak commodity prices have created strong headwinds for exploration & production companies and, more importantly for the Company, have created extremely negative sentiment among energy investors generally and MLP investors in particular.

As we will explain in this letter, while we think the MLP sector has been oversold, the sector does face certain challenges. In particular, there are legitimate questions that investors are now asking about future levels of domestic crude oil and natural gas production, whether MLPs will be able to access the capital markets and even the viability of the MLP as a vehicle to finance the continued energy infrastructure build-out in North America. We are respectful of these concerns, but we firmly believe the MLP sector is positioned to deal with these challenges and will be well positioned to benefit from the long-term infrastructure needs created by the Shale Revolution. Before elaborating on these points, we would like to first review the Company’s performance during fiscal 2015, as well as the circumstances that led to the reduction in the Company’s quarterly distribution from $0.6575 per share to $0.55 per share.

Performance Review

Simply put, it was a terrible year for the Company. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. For fiscal 2015, the Company’s Net Asset Value Return was negative 43% – the Company’s worst performance since fiscal 2008. During the same period, the total return of the Alerian MLP index, or AMZ, was negative 34%. The Company’s performance relative to the AMZ was negatively impacted by (i) poor returns for many of its investments in large cap, investment grade rated Midstream MLPs (ii) greater exposure to Gathering and Processing MLPs, which have more sensitivity to commodity prices and (iii) the fact that the Company utilizes leverage (whereas the AMZ is an unlevered index). We are very disappointed with our performance, but believe the Company’s portfolio is positioned to outperform as market conditions stabilize. For fiscal 2015, our Market Return (share price changes plus reinvested dividends) was negative 48%, reflecting both the decline in NAV and a move in our stock price from a 4% premium to NAV to a 5% discount to NAV.

As the market declined, we prudently sold securities along the way to raise cash and used a significant portion of that cash to decrease the Company’s leverage. During fiscal 2015, the Company repaid $51 million of term-loan borrowings and redeemed $404 million of notes and $60 million of mandatory redeemable preferred stock. Needless to say, selling equity securities with yields that were substantially higher than our leverage costs had a significant impact on our net distributable income, or NDI, and this was one of the major drivers of our

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

decision to reduce the Company’s distribution. Thus far in fiscal 2016, the Company has redeemed $190 million of notes and $60 million of mandatory redeemable preferred stock to manage its leverage levels.

Another factor that impacted our NDI was merger activity in the MLP sector. Over the last 15 months, there have been several significant mergers that were announced or completed. In general, these mergers involved the acquisition of a higher-yielding MLP by a lower-yielding entity. To the extent that the Company owned the higher-yielding MLP, the merger resulted in a reduction in the distributions received by the Company. Recent examples of transactions of this kind include: Access Midstream’s acquisition of Williams Partners (renamed Williams Partners); Energy Transfer’s acquisition of Regency; Crestwood Equity Partners’ acquisition of Crestwood Midstream; MPLX’s acquisition of MarkWest; and the proposed consolidation of Targa’s MLP and general partner. As large holders of each of the acquired MLPs, these transactions have impacted our NDI due to the lower distributions received from the combined entity.

Finally, Kinder Morgan’s dividend cut was another major blow to our outlook for NDI. On December 8, 2015, Kinder Morgan announced a 75% reduction in its dividend. Kinder Morgan’s actions surprised both us and the market, and we have been vocal in our view that investors would have been better served by exploring other financial alternatives in lieu of cutting the dividend. Although we sold an aggregate $478 million of Kinder Morgan during fiscal 2015 prior to the dividend cut, it was still a significant holding at the Company. Given the magnitude of the cut, it had a material impact on the Company’s NDI. Importantly, we do not currently expect to see any additional distribution cuts in any of our significant holdings. However, if market conditions continue to deteriorate, it is possible that some large cap MLPs will reduce their distribution levels. We also believe that many MLPs that have been growing their distributions over the past year will slow or suspend growth during 2016 to rebuild coverage. We expect MLPs to consider a variety of financing alternatives (including preferred equity, joint ventures and asset sales) to finance new capital projects. We also expect MLPs to reduce their capital spending levels during 2016 in light of the current market conditions.

State of the MLP Market

When we wrote to you last year, crude oil prices were in the $46 to $48 per barrel range, a decline of more than 50% from July 2014. Many believed, including us, that prices would recover slowly during the year, but instead, prices fell significantly further during 2015. The decline in crude oil prices, and the non-stop coverage of the subject by the financial press, has been by far the single biggest contributor to the extreme negative sentiment among investors in the MLP sector. However, as we have written in previous annual letters, Midstream MLPs have much less direct exposure to commodity prices, especially crude oil, than companies in other energy sectors such as exploration & production and oilfield services. Despite this fact, during fiscal 2015, the AMZ fell 38%, while the S&P exploration & production and oilfield services subsector indices fell just 24% and 12%, respectively. There were certainly technical factors that exacerbated the selling pressure in the MLP market, including open-end mutual fund outflows, sales by closed-end funds to manage leverage, tax-loss selling and aggressive shorting by hedge funds. Largely as a result of these technical factors, we believe the selling, as often happens in bear markets, has gone beyond what can be justified by the fundamentals of the underlying businesses.

While we believe that the market will continue to experience downward pressure in the first half of the year, we remain convinced that the MLP market will recover strongly over the next 12-18 months for several reasons. First, we strongly believe that current crude oil prices are simply not sustainable. In last year’s letter, we asserted that the downturn in crude oil prices is a classic, self-correcting commodity price cycle, and although we did not get the timing of the recovery right, we still believe in our thesis, as it has been largely playing out as predicted. In particular, demand has responded to low prices (up by almost twice what was predicted at the beginning of 2015) and is expected to continue to grow by approximately 1%–2% per year. On the supply side, upstream capital investment has declined materially, and as a result, domestic production peaked in April and is now

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

estimated to be down nearly 500,000 barrels per day and projected to be down by at least another 500,000 barrels per day in 2016. This is significant because global oversupply is only estimated to be between 500,000 to 1.5 million barrels per day, depending on the agency making the estimate. At the midpoint, that suggests oversupply of less than 1% on a global market of approximately 96 million barrels per day. In addition to declines in domestic upstream capital expenditures, we have seen substantial delays and deferrals in major upstream projects globally, including long lead time development projects. These delays will change the global supply growth profile for a number of years, and therefore, these developments are perhaps even more significant than the declines in domestic shale production. Ultimately, however, the changes to both domestic and international supply are being driven by the same fundamental reality: the sources of new production that will be required to meet global demand in the medium to long term, whether it be the U.S. shale plays, the Canadian oil sands, the deep water or the Arctic, need crude oil prices well in excess of current levels to be developed economically.

Furthermore, it is worth reiterating that Midstream MLPs do not produce energy – they deliver it from producers to consumers, so direct exposure to crude oil prices is minimal. In addition, a substantial portion of the assets owned by Midstream MLPs are focused on natural gas transportation and storage, and those assets that are in crude service often have take-or-pay commitments. Accordingly, the cash flows that are most at risk are limited to a smaller subset of MLPs that (i) are commodity sensitive, with cash flows derived from gathering and processing assets that do not have fixed-fee contracts and (ii) are subject to volumetric risk (i.e. do not have take-or-pay contracts).

Among Gathering and Processing MLPs, most have a substantial portion of their cash flows contracted on a fixed-fee basis, often times with either acreage dedications or a minimum volume commitment. For the portion of cash flows that are commodity sensitive, they are primarily exposed to natural gas liquids, or NGL, prices and, to a lesser extent, natural gas prices. NGL prices have been weak, as have natural gas prices. The resulting impact on Gathering and Processing MLPs has caused cash flows to decline at certain MLPs, but certainly not in proportion to the decline in equity prices.

With respect to volumetric risk, demand is growing for all energy commodities, and domestic natural gas and NGL production are expected to continue to grow over the next 10 years. In fact, the U.S. has become a major exporter of NGLs and will soon be a major exporter of liquefied natural gas. MLPs will continue to facilitate (and benefit from) those exports, as well as crude oil exports as they ramp up. Longer-term, we firmly believe that North American production of crude oil will start growing again in order to meet global demand – it has to – otherwise we are going to see crude oil prices correct too far to the upside.

We factor all of these dynamics into our models for the MLPs in which the Company invests, and it is important to note that we do not expect aggregate cash flows for Midstream MLPs to be down in 2016 relative to either 2015 or 2014 levels. More importantly, for the top 10 constituents in the AMZ (which represent 65% of the index), we expect Distributable Cash Flow per Unit to be higher in 2016 than 2014 for five MLPs, down less than 5% for four MLPs and down between 10-15% for one MLP. This is in stark contrast to the 55% decline that the AMZ has experienced from its 2014 high.

If cash flows of the underlying assets have held up much better than equity prices, then you would expect that valuations have become significantly more attractive, and that is exactly what has happened. During fiscal 2015, the yield of the AMZ increased from 5.7% as of November 30, 2014 to 8.5% as of November 30, 2015. At the same time, the yield on 10-year U.S. Treasury Bonds barely changed, increasing from 2.19% to 2.22%. As a result, the MLP “spread to Treasuries” increased from 353 basis points to 626 basis points during fiscal 2015. The long-term average for this spread is around 325 basis points, and the current spread to Treasuries now stands at 809 basis points (as of January 22, 2016). During the last 20 years, there have been only six other periods where the spread was over 500 bps, and each turned out to be a very good time to buy MLPs. Furthermore, MLPs also look attractive on traditional valuation metrics such as Enterprise Value to EBITDA multiples

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

(EV/EBITDA) and Price to Distributable Cash Flow per Unit (P/DCF) multiples. Historically, MLPs trade in the 14 to 16 times range on an EV/EBITDA multiple and 16 to 18 times range on a P/DCF multiple. Currently, the top 10 constituents in the AMZ are trading at an average EV/EBITDA multiple of approximately 11 times and an average P/DCF multiple of approximately 11 times.

Nonetheless, despite attractive valuations, sentiment remains negative, as many investors are concerned about MLPs’ ability to access capital, and as we noted at the start of this letter, some investors are even questioning whether the MLP model is “broken.” There is no doubt that the capital markets have become more challenging for MLPs, but the MLP model has been around for more than 30 years – this is not the first time that investors have questioned its viability. In fact, investors had the same concerns in 2008–2009, when the capital markets actually did shut down for a very short period of time. In contrast, we have seen MLPs continue to raise money, and we expect quality issuers to be able to continue to access capital markets in 2016. For example, Plains All American Pipeline recently raised $1.6 billion in preferred equity from institutional investors, including Kayne Anderson. We expect to see additional deals with similar structures for higher quality MLPs because, in contrast to 2008–2009, there is an incredible amount of private equity capital on the sidelines looking to make midstream investments. Admittedly, the cost of capital will be higher (and deals for lower quality issuers will be more challenging), but we do not believe that the capital markets will completely shut down for any material amount of time. Today’s market conditions are challenging, but we continue to believe the MLP model will remain the structure of choice for midstream assets.

Outlook

Over the last several years, we have discussed the “Shale Revolution” (the development of domestic unconventional reserves) extensively in our annual letters and how it represents a multi-decade, secular growth story. As we have seen, this growth story has had some setbacks, but we continue to believe that both production of and demand for crude oil, natural gas and NGLs will be higher five years from today and that MLPs and other midstream companies will benefit from this growth. Furthermore, we believe our team is well situated to identify the opportunities and challenges that MLPs and other midstream companies will face as the Shale Revolution continues to unfold.

The last 15 months have certainly been extremely challenging, and we expect the investing environment to remain challenging for at least the first half of 2016. However, we believe as MLPs and other midstream companies report solid results, announce distributions and raise capital for growth projects, confidence in the model will return and sentiment will improve. We believe in this sector and expect very attractive returns over the next three to five years for patient investors with the ability to withstand near-term volatility. As evidence of that conviction, the principals at Kayne Anderson invested $14 million across all four closed end funds that we manage during December. This amount was funded, in part, with all of the management fees we received (after tax) during the fourth quarter.

Thank you for your investment in the Company. We look forward to executing on our business plan of achieving high after-tax total returns by investing in MLPs and other midstream companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

President and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

November 30, 2015	November 30, 2014

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of November 30,
Holding	Category	2015	2014
1. Enterprise Products Partners L.P.	Midstream MLP	14.5%	9.3%
2. Energy Transfer Partners, L.P. (1)	Midstream MLP	11.1	6.2
3. Williams Partners L.P.(2)(3)	Midstream MLP	7.3	5.5
4. Kinder Morgan, Inc.	Midstream Company	6.8	13.2
5. MarkWest Energy Partners, L.P.(4)	Midstream MLP	5.5	5.6
6. Plains All American Pipeline, L.P.	Midstream MLP	5.3	4.7
7. ONEOK Partners, L.P.	Midstream MLP	5.3	3.5
8. Buckeye Partners, L.P.	Midstream MLP	4.7	2.9
9. Western Gas Partners, LP	Midstream MLP	4.6	3.0
10. DCP Midstream Partners, LP	Midstream MLP	4.3	4.1

(1)	On April 30, 2015, Energy Transfer Partners, L.P. (“ETP”) completed its merger with Regency Energy Partners LP (“RGP”). As of November 30, 2014, our investments in ETP and RGP represented 12.0% of long-term investments on a combined basis.

(2)	On February 2, 2015, Williams Partners L.P. (“WPZ”) completed its merger with Access Midstream Partners, L.P. (“ACMP”). As of November 30, 2014, our investments in WPZ and ACMP represented 8.6% of long-term investments on a combined basis.

(3)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”). As of November 30, 2015 and 2014, we did not own any WMB shares.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

(4)	On December 4, 2015, MarkWest Energy Partners, L.P. (“MWE”) and MPLX LP (“MPLX”) completed its merger whereby MWE became a wholly owned subsidiary of MPLX. As of November 30, 2015, our investments in MPLX represented 0.1% of long-term investments, and we did not own any MPLX units at November 30, 2014.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of November 30, 2015, we had total assets of $4.1 billion, net assets applicable to our common stock of $2.1 billion (net asset value of $19.20 per share), and 111.5 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of November 30, 2015, we held $3.9 billion in equity investments and no debt investments.

Recent Events

On December 17, 2015, our investment advisor, KA Fund Advisors, LLC (“KAFA”), and its principals announced that they had agreed to purchase newly issued shares of KYN, KYE, KMF and KED, funded in part with the after-tax management fees received during the fiscal fourth quarter. These purchases totaled $14 million across all four closed-end funds managed by KAFA, and of this amount, $10 million was invested in KYN. The new shares were purchased at our net asset value as of the close of business on December 18, 2015 ($15.09 per share) which represents a 9.2% premium to the closing market price.

On December 17, 2015, our Board of Directors elected to reduce our quarterly distribution from $0.6575 per share to $0.55 per share. Please see Management Discussion — Distributions to Common Stockholders for a discussion of the factors that the Board of Directors considers in determining our quarterly distribution.

During the first quarter of fiscal 2016, we redeemed $226 million of our unsecured notes (“Notes”) and $60 million of mandatory redeemable preferred stock (“MRP Shares”). See Management Discussion — Liquidity and Capital Resources.

Results of Operations — For the Three Months Ended November 30, 2015

Investment Income.    Investment income totaled $15.6 million for the quarter and consisted of net dividends and distributions on our investments. We received $91.0 million of dividends and distributions, of which $74.1 million was treated as return of capital and $1.3 million was treated as distributions in excess of cost basis. We also received $1.1 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $40.0 million, including $16.0 million of net investment management fees (net of a $0.1 million fee waiver), $16.3 million of interest expense (including prepayment and accelerated interest of $5.3 million and including non-cash amortization of new issuance premium and debt offering costs of $1.0 million) and $0.7 million of other operating expenses. Preferred stock distributions for the quarter were $6.9 million (including prepayment and accelerated dividends of $0.2 million and including non-cash amortization of offering costs of $1.0 million).

Net Investment Loss.    Our net investment loss totaled $16.5 million and included a current tax benefit of $7.6 million and a deferred tax benefit of $0.3 million.

Net Realized Losses.    We had net realized losses from our investments of $33.2 million, consisting of realized losses of $52.8 million, a current tax benefit of $5.0 million and a deferred tax benefit of $14.6 million.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $519.3 million. The net change consisted of a $819.3 million decrease in our unrealized gains on investments and a deferred tax benefit of $300.0 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $569.0 million. This decrease was comprised of a net investment loss of $16.5 million, net realized losses of $33.2 million and a net decrease in unrealized gains of $519.3 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2015

Investment Income.    Investment income totaled $72.5 million for the fiscal year and consisted of net dividends and distributions on our investments. We received $384.9 million of dividends and distributions, of which $309.0 million was treated as return of capital and $3.4 million was treated as distributions in excess of cost basis. Return of capital was decreased by $0.1 million due to 2014 tax reporting information that we received during fiscal 2015. We received $5.0 million of paid-in-kind dividends during the fiscal year, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $163.4 million, including $82.3 million of net investment management fees (net of a $2.0 million fee waiver), $52.9 million of interest expense (including prepayment and accelerated interest of $5.3 million and including non-cash amortization of new issuance premium and debt offering costs of $3.2 million) and $3.0 million of other operating expenses. Other operating expenses included a $0.5 million franchise tax refund. Preferred stock distributions for the fiscal year were $25.2 million (including prepayment and accelerated dividends of $0.2 million and including non-cash amortization of offering costs of $2.0 million).

Net Investment Loss.    Our net investment loss totaled $58.5 million and included a current tax benefit of $5.2 million and a deferred tax benefit of $27.2 million.

Net Realized Losses.    We had net realized losses from our investments of $45.6 million, consisting of realized losses of $72.7 million, a current tax benefit of $4.3 million and a deferred tax benefit of $22.8 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $1,549.0 million. The net change consisted of a $2,470.1 million decrease in our unrealized gains on investments and a deferred tax benefit of $921.1 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $1,653.1 million. This decrease was comprised of a net investment loss of $58.5 million, net realized losses of $45.6 million and a net decrease in unrealized gains of $1,549.0 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2015	Fiscal Year Ended November 30, 2015
Distributions and Other Income from Investments
Dividends and Distributions (1)	$91.0	$384.9
Paid-In-Kind Dividends(1)	1.1	5.0
Net Premiums Received from Call Options Written	—	0.1
Other Income	—	0.2

Total Distributions and Other Income from Investments	92.1	390.2
Expenses
Net Investment Management Fee	(16.0)	(82.3)
Other Expenses	(0.7)	(3.0)
Interest Expense	(15.5)	(50.6)
Preferred Stock Distributions	(5.9)	(23.2)
Income Tax Benefit	7.9	32.4

Net Distributable Income (NDI).	$61.9	$263.5

Weighted Shares Outstanding	111.4	110.8
NDI per Weighted Share Outstanding	$0.555	$2.378

Adjusted NDI per Weighted Share Outstanding (2)(3)	$0.614	$2.503

Distributions paid per Common Share(3)	$0.550	$2.520

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	For the quarter and fiscal year ended November 30, 2015, Adjusted NDI includes $2.9 million and $10.3 million, respectively, of consideration received in two mergers that was intended to offset lower quarterly distributions as a result of such transactions ($11.6 million of total consideration amortized over a 12 month period following completion of the two mergers). The two transactions were the mergers of Access Midstream Partners, L.P. and Williams Partners L.P., and Energy Transfer Partners, L.P. and Regency Energy Partners LP. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include these amounts in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(3)	For the quarter ended November 30 2015, Adjusted NDI excludes the prepayment penalties and accelerated interest related to the redemption of Series HH Notes ($3.4 million, net of tax) and accelerated dividends related to the partial redemption of Series E MRP Shares ($0.2 million).

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

(4)	The distribution of $0.55 per share for the fourth quarter of fiscal 2015 was paid on January 15, 2016. Distributions for fiscal 2015 include the distributions paid in April 2015, July 2015, October 2015 and January 2016.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

On December 17, 2015, our Board of Directors elected to reduce our quarterly distribution from $0.6575 per share to $0.55 per share in light of a decline in our net distributable income for the fourth quarter of fiscal 2015, as well as the Adjusted NDI that we expect our portfolio to generate in fiscal 2016. Our net distributable income has declined over the past twelve months due to a variety of factors. First, there have been a number of mergers involving investments in our portfolio that involved the acquisition of a higher-yielding entity by a lower-yielding entity. These types of transactions result in a lower distribution for holders of the acquired, higher-yielding entity. Secondly, we sold securities over the last twelve months and used a significant portion of the proceeds to redeem Notes and MRP Shares. The benefits of reduced interest and dividends that resulted from reducing our leverage costs were more than offset by the loss of distributions from the securities that were sold to fund those redemptions. In addition, our estimate of Adjusted NDI for fiscal 2016 was negatively impacted by Kinder Morgan, Inc.’s announcement in December 2015 that it intends to reduce its dividend by 75%. Following this announcement, we became more convinced that management teams will slow their distribution growth rates in 2016, and many will opt for no growth in order to build distribution coverage.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of Notes or MRP Shares. The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At November 30, 2015, we had total leverage outstanding of $1,495 million, which represented 36% of total assets and was comprised of $1,031 million of Notes and $464 million of MRP Shares. At November 30, 2015, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) or under our unsecured term loan (the “Term Loan”). As of such date, we had $148 million of cash that was raised through sales of securities in anticipation of leverage repayments in the first quarter of fiscal 2016. As of January 28, 2016, we had no borrowings outstanding under either our Credit Facility or Term Loan, and we had $81 million of cash.

Our Credit Facility has total commitments of $250 million and matures on March 4, 2016. We expect to renew this facility prior to its maturity date. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility. As a condition precedent to any borrowing under the Credit Facility, our net assets must be in excess of a minimum net asset value threshold determined pursuant to the terms of the Credit Facility. As of January 28, 2016, we were unable to borrow under the Credit Facility because our net asset value was below this threshold ($1,579 million). We expect the minimum net asset threshold to be reset in the new credit facility.

Our Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. We pay a fee of 0.25% per annum on any unused amounts of the Term Loan. As a condition precedent to any borrowing under the Term Loan, our net assets must be in excess of a minimum net asset value threshold determined pursuant to the terms of the Term Loan. As of January 28, 2016, we were unable to borrow under the Term Loan because our net asset value was below this threshold ($1,882 million). We plan to seek an amendment to our Term Loan to reduce the minimum threshold amount.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

At November 30, 2015, we had $1,031 million of Notes outstanding. During the fourth quarter of fiscal 2015 and the first quarter of fiscal 2016, we redeemed $250 million and $226 million of Notes, respectively, to manage our leverage ratios. The table below sets forth a summary of those redemptions. As of January 28, 2016, we had $805 million of Notes outstanding that mature between 2017 and 2025.

Date of Redemption	Notes Series	Principal Redeemed ($ millions)	Rate	Maturity	Redemption Price
9/24/15	HH	$125	3-month LIBOR+125 bps	8/19/16	102.0%
9/29/15	HH	125	3-month LIBOR+125 bps	8/19/16	102.0
12/14/15	R	22	3.73%	11/9/17	102.0
12/14/15	S	53	4.40	11/9/20	102.0
12/14/15	T	35	4.50	11/9/22	102.0
12/14/15	V	70	3.71	5/26/16	100.7
1/20/16	W	10	4.38	5/26/18	106.7
1/28/16	R	3	3.73	11/9/17	102.0
1/28/16	S	7	4.40	11/9/20	102.0
1/28/16	T	5	4.50	11/9/22	102.0
1/28/16	W	21	4.38	5/26/18	102.0

At November 30, 2015, we had $464 million of MRP Shares outstanding. During the fourth quarter of fiscal 2015 and the first quarter of fiscal 2016, we redeemed $60 million and $60 million of MRP Shares, respectively, to manage our leverage ratios. The table below sets forth a summary of those redemptions. As of January 28, 2016, we had $404 million of MRP Shares outstanding that are subject to mandatory redemption between 2017 and 2022.

Date of Redemption	MRP Shares Series	Liquidation Value Redeemed ($ millions)	Rate	Mandatory Redemption Date	Redemption Price
11/20/15	E	$60	4.25%	4/1/19	100.0%
12/16/15	E	30	4.25	4/1/19	100.0
1/12/16	E	30	4.25	4/1/19	100.0

On December 16, 2015, FitchRatings downgraded the rating on our MRP Shares to “A” from “AA” and affirmed the existing “AAA” rating assigned to our Notes.

At November 30, 2015, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 353% for debt and 243% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 375%, but at times we may be above or below our target depending on market conditions as well as certain other factors, including our total leverage asset coverage ratio and the basic maintenance amount as stated in our rating agency guidelines.

As of November 30, 2015, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.96%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2015

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 183.3%
Equity Investments(1) — 183.3%
Midstream MLP(2) — 160.4%
Antero Midstream Partners LP	306	$6,858
Arc Logistics Partners LP	2,333	31,942
Buckeye Partners, L.P.	2,755	186,464
Columbia Pipeline Partners LP	1,291	19,415
Crestwood Equity Partners LP	2,233	41,815
DCP Midstream Partners, LP	6,663	169,238
Enbridge Energy Management, L.L.C.(3)	1,991	49,668
Enbridge Energy Partners, L.P.	2,861	71,105
Energy Transfer Partners, L.P.(4)	11,409	435,928
EnLink Midstream Partners, LP	5,254	78,384
Enterprise Products Partners L.P.(4)	22,460	570,254
EQT Midstream Partners, LP	624	42,189
Global Partners LP	2,068	51,404
Holly Energy Partners, L.P.	376	12,523
Magellan Midstream Partners, L.P.	2,404	150,293
MarkWest Energy Partners, L.P.(5)(6)	4,524	217,156
Midcoast Energy Partners, L.P.	2,294	25,832
MPLX LP(6)	58	2,486
ONEOK Partners, L.P.(7)	6,858	207,307
PBF Logistics LP	589	11,625
PennTex Midstream Partners, LP	499	7,133
Phillips 66 Partners LP	199	11,537
Plains All American Pipeline, L.P.(5)	8,373	207,486
Rose Rock Midstream, L.P.	217	4,544
Shell Midstream Partners, L.P.	614	21,417
Spectra Energy Partners, LP	423	17,914
Sprague Resources LP	1,417	32,603
Summit Midstream Partners, LP	1,218	22,672
Sunoco Logistics Partners L.P.	3,200	89,177
Tallgrass Energy Partners, LP	1,340	57,704
Targa Resources Partners LP(8)	4,265	97,407
USD Partners LP	1,366	13,737
Western Gas Partners, LP	3,786	181,795
Williams Partners L.P.(9)	10,513	288,254

		3,435,266

Midstream Company — 12.7%
Kinder Morgan, Inc.	11,270	265,640
ONEOK, Inc.(7)	203	5,998

		271,638

General Partner MLP — 4.0%
Energy Transfer Equity, L.P.(9)	1,410	26,698
EQT GP Holdings, LP	85	1,930
Plains GP Holdings, L.P.(5)(10)	4,152	50,904
Western Gas Equity Partners, LP	169	7,071

		86,603

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2015

(amounts in 000’s)

Description	No. of Shares/Units	Value
Shipping MLP — 4.0%
Capital Product Partners L.P.	1,175	$7,402
Capital Product Partners L.P. — Class B Units(11)(12)	3,030	21,636
Dynagas LNG Partners LP	831	10,548
Golar LNG Partners LP	1,344	19,275
Teekay Offshore Partners L.P.	2,056	27,321

		86,182

Other — 2.2%
Archrock Partners, L.P.	1,456	23,396
Clearwater Trust (5)(11)(13)	N/A	290
SunCoke Energy Partners, L.P.	1,046	7,302
USA Compression Partners, LP	1,032	15,706

		46,694

Total Long-Term Investments (Cost — $3,207,769)		3,926,383

Debt		(1,031,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(464,000)
Deferred Income Tax Liability		(428,063)
Income Tax Receivable		12,860
Other Assets in Excess of Other Liabilities		125,422

Net Assets Applicable to Common Stockholders		$2,141,602

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Dividends are paid-in-kind.

(4)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(5)	The Company believes that it is an affiliate of Clearwater Trust, MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). See Note 5 — Agreements and Affiliations.

(6)	On December 4, 2015, MarkWest Energy Partners, L.P. (“MWE”) and MPLX LP (“MPLX”) completed its merger whereby MWE became a wholly owned subsidiary of MPLX.

(7)	Kevin S. McCarthy, the Chief Executive Officer of the Company, began serving as a director of ONEOK, Inc. during December of 2015. ONEOK, Inc. is the general partner of ONEOK Partners, L.P. The Company does not believe that it is an affiliate of ONEOK, Inc. or ONEOK Partners, L.P.

(8)	On November 3, 2015, Targa Resources Corp. (“TRGP”) and Targa Resources Partners LP (“NGLS”) announced that TRGP will acquire all of the outstanding common units of NGLS in an all stock-for-unit transaction at a ratio of 0.62 TRGP common share per common unit of NGLS.

(9)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”).

(10)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Notes 3 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2015

(amounts in 000’s)

(11)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(12)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21975 per unit for the fourth quarter of fiscal 2015.

(13)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2015

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,994,917)	$3,450,547
Affiliated (Cost — $212,852)	475,836

Total investments (Cost — $3,207,769)	3,926,383
Cash	147,737
Deposits with brokers	251
Receivable for securities sold	8,381
Dividends and distributions receivable	1,063
Income tax receivable	12,860
Deferred debt and preferred stock offering costs and other assets	11,598

Total Assets	4,108,273

LIABILITIES
Payable for securities purchased	6,141
Investment management fee payable	16,012
Accrued directors’ fees and expenses	124
Accrued expenses and other liabilities	21,331
Deferred income tax liability	428,063
Notes	1,031,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (18,560,000 shares issued and outstanding)	464,000

Total Liabilities	1,966,671

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,141,602

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (111,525,012 shares issued and outstanding, 181,440,000 shares authorized)	$112
Paid-in capital	2,356,316
Accumulated net investment loss, net of income taxes, less dividends	(1,356,989)
Accumulated realized gains, net of income taxes	687,355
Net unrealized gains, net of income taxes	454,808

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,141,602

NET ASSET VALUE PER COMMON SHARE	$19.20

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2015

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$338,597
Affiliated investments	46,295

Total dividends and distributions	384,892
Return of capital	(309,001)
Distributions in excess of cost basis	(3,345)

Total Investment Income	72,546

Expenses
Investment management fees, before investment management fee waiver	84,316
Administration fees	1,267
Professional fees	488
Directors’ fees and expenses	476
Reports to stockholders	245
Custodian fees	274
Other expenses	206

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	87,272
Investment management fee waiver	(2,040)
Interest expense and amortization of premium and offering costs	52,922
Distributions on mandatory redeemable preferred stock and amortization of offering costs	25,242

Total expenses — before taxes	163,396

Net Investment Loss — Before Taxes	(90,850)
Current income tax benefit	5,153
Deferred income tax benefit	27,235

Net Investment Loss	(58,462)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(128,367)
Investments — affiliated	55,630
Current income tax benefit	4,316
Deferred income tax benefit	22,808

Net Realized Losses	(45,613)

Net Change in Unrealized Gains
Investments — non-affiliated	(2,054,920)
Investments — affiliated	(415,242)
Deferred income tax benefit	921,135

Net Change in Unrealized Gains	(1,549,027)

Net Realized and Unrealized Losses	(1,594,640)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(1,653,102)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2015	2014
OPERATIONS
Net investment loss, net of tax(1)	$(58,462)	$(81,330)
Net realized gains (losses), net of tax	(45,613)	239,845
Net change in unrealized gains, net of tax	(1,549,027)	364,464

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,653,102)	522,979

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	(237,809)	(243,150)
Distributions — return of capital	(52,871)	(27,182)

Dividends and Distributions to Common Stockholders	(290,680)	(270,332)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 811,419 and 8,481,751 shares of common stock, respectively	29,388	315,072
Underwriting discounts and offering expenses associated with the issuance of common stock	(609)	(12,488)
Issuance of 1,035,258 and 777,925 shares of common stock from reinvestment of dividends and distributions, respectively	29,783	27,675

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	58,562	330,259

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(1,885,220)	582,906

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	4,026,822	3,443,916

End of year	$2,141,602	$4,026,822

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. Distributions in the amount of $23,251 and $21,398 paid to holders of MRP Shares for the fiscal years ended November 30, 2015 and 2014, respectively, were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	Distributions paid to common stockholders for the fiscal years ended November 30, 2015 and 2014 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2015

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,653,102)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	309,001
Distributions in excess of cost basis	3,345
Net realized losses	72,737
Net change in unrealized gains	2,470,162
Purchase of long-term investments	(1,013,042)
Proceeds from sale of long-term investments	1,680,521
Decrease in receivable for common stock offering	137
Decrease in receivable for securities sold	20,105
Increase in dividends and distributions receivable	(626)
Increase in income tax receivable	(12,860)
Amortization of deferred debt offering costs	3,202
Amortization of mandatory redeemable preferred stock offering costs	1,991
Increase in other assets	(285)
Increase in payable for securities purchased	6,141
Decrease in investment management fee payable	(9,732)
Decrease in accrued directors’ fees and expenses	(5)
Decrease in accrued expenses and other liabilities	(974)
Decrease in current income tax liability	(12,198)
Decrease in deferred income tax liability	(971,178)

Net Cash Provided by Operating Activities	893,340

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under term loan	(51,000)
Issuance of shares of common stock, net of offering costs	28,779
Redemption of notes	(404,000)
Redemption of mandatory redeemable preferred stock	(60,000)
Cash distributions paid to common stockholders	(260,897)

Net Cash Used in Financing Activities	(747,118)

NET INCREASE IN CASH	146,222
CASH — BEGINNING OF YEAR	1,515

CASH — END OF YEAR	$147,737

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $29,783 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2015, interest paid related to debt obligations was $49,700 and income tax paid was $15,589.

The Company received $83,838 of paid-in-kind and non-cash dividends and distributions during the fiscal year ended November 30, 2015. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015	2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	(14.39)	5.64	8.72

Total income (loss) from operations	(14.92)	4.88	7.99

Dividends and distributions — auction rate preferred(2)(3)	—	—	—

Common dividends(3)	(2.15)	(2.28)	(1.54)
Common distributions — return of capital(3)	(0.48)	(0.25)	(0.75)

Total dividends and distributions — common	(2.63)	(2.53)	(2.29)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	0.03	0.06	0.09
Effect of shares issued in reinvestment of distributions	0.01	—	—

Total capital stock transactions	0.04	0.06	0.09

Net asset value, end of period	$19.20	$36.71	$34.30

Market value per share of common stock, end of period	$18.23	$38.14	$37.23

Total investment return based on common stock market value(4)	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(5)	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.6%	2.4%	2.4%
Other expenses	0.1	0.1	0.1

Subtotal	2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	1.8	2.1
Income tax expense(7)	—	8.3	14.4

Total expenses	5.1%	12.6%	19.0%

Ratio of net investment income (loss) to average net assets(2)	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.7)%	13.2%	24.3%
Portfolio turnover rate	17.1%	17.6%	21.2%
Average net assets	$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period	1,031,000	1,435,000	1,175,000
Credit facility outstanding, end of period	—	—	69,000
Term loan outstanding, end of period	—	51,000	—
Auction rate preferred stock, end of period	—	—	—
Mandatory redeemable preferred stock, end of period	464,000	524,000	449,000
Average shares of common stock outstanding	110,809,350	107,305,514	94,658,194
Asset coverage of total debt(8)	352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(9)	243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(1)	$11.95	$13.23	$11.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009

Per Share of Common Stock(1)
Net asset value, beginning of period	$27.01	$26.67	$20.13	$14.74
Net investment income (loss)(2)	(0.71)	(0.69)	(0.44)	(0.33)
Net realized and unrealized gain (loss)	4.27	2.91	8.72	7.50

Total income (loss) from operations	3.56	2.22	8.28	7.17

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	(0.01)

Common dividends(3)	(1.54)	(1.26)	(0.84)	—
Common distributions — return of capital(3)	(0.55)	(0.72)	(1.08)	(1.94)

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)	(1.94)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.02	0.09	0.16	0.12
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02	0.05

Total capital stock transactions	0.03	0.10	0.18	0.17

Net asset value, end of period	$28.51	$27.01	$26.67	$20.13

Market value per share of common stock, end of period	$31.13	$28.03	$28.49	$24.43

Total investment return based on common stock market value(4)	19.3%	5.6%	26.0%	103.0%
Total investment return based on net asset value(5)	13.4%	8.7%	43.2%	51.7%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891	$1,038,277
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.1%	2.1%
Other expenses	0.2	0.2	0.2	0.4

Subtotal	2.6	2.6	2.3	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	1.9	2.5
Income tax expense(7)	7.2	4.8	20.5	25.4

Total expenses	12.2%	9.7%	24.7%	30.4%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(2.5)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%	43.2%
Portfolio turnover rate	20.4%	22.3%	18.7%	28.9%
Average net assets	$2,346,249	$1,971,469	$1,432,266	$774,999
Notes outstanding, end of period	890,000	775,000	620,000	370,000
Credit facility outstanding, end of period	19,000	—	—	—
Term loan outstanding, end of period	—	—	—	—
Auction rate preferred stock, end of period	—	—	—	75,000
Mandatory redeemable preferred stock, end of period	374,000	260,000	160,000	—
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952	46,894,632
Asset coverage of total debt(8)	418.5%	395.4%	420.3%	400.9%
Asset coverage of total leverage (debt and preferred stock)(9)	296.5%	296.1%	334.1%	333.3%
Average amount of borrowings per share of common stock during the period(1)	$10.80	$10.09	$7.70	$6.79

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2008	2007	2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$30.08	$28.99	$25.07
Net investment income (loss)(2)	(0.73)	(0.73)	(0.62)
Net realized and unrealized gain (loss)	(12.56)	3.58	6.39

Total income (loss) from operations	(13.29)	2.85	5.77

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.10)

Common dividends(3)	—	(0.09)	—
Common distributions — return of capital(3)	(1.99)	(1.84)	(1.75)

Total dividends and distributions — common	(1.99)	(1.93)	(1.75)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	—	0.26	—
Effect of shares issued in reinvestment of distributions	0.04	0.01	—

Total capital stock transactions	0.04	0.27	—

Net asset value, end of period	$14.74	$30.08	$28.99

Market value per share of common stock, end of period	$13.37	$28.27	$31.39

Total investment return based on common stock market value(4)	(48.8)%	(4.4)%	37.9%
Total investment return based on net asset value(5)	(46.9)%	10.2%	23.6%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$651,156	$1,300,030	$1,103,392
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.2%	2.3%	3.2%
Other expenses	0.3	0.2	0.2

Subtotal	2.5	2.5	3.4
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.4	2.3	1.7
Income tax expense(7)	—	3.5	13.8

Total expenses	5.9%	8.3%	18.9%

Ratio of net investment income (loss) to average net assets(2)	(2.8)%	(2.3)%	(2.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.2)%	7.3%	21.7%
Portfolio turnover rate	6.7%	10.6%	10.0%
Average net assets	$1,143,192	$1,302,425	$986,908
Notes outstanding, end of period	304,000	505,000	320,000
Credit facility outstanding, end of period	—	97,000	17,000
Term loan outstanding, end of period	—	—	—
Auction rate preferred stock, end of period	75,000	75,000	75,000
Mandatory redeemable preferred stock, end of period	—	—	—
Average shares of common stock outstanding	43,671,666	41,134,949	37,638,314
Asset coverage of total debt(8)	338.9%	328.4%	449.7%
Asset coverage of total leverage (debt and preferred stock)(9)	271.8%	292.0%	367.8%
Average amount of borrowings per share of common stock during the period(1)	$11.52	$12.14	$8.53

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal years ended November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the year.

(8)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(9)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2015, the Company held 1.0% of its net assets applicable to common stockholders (0.5% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $21,926. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2015, the Company did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2015, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it has also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS has approved the tax accounting method change effective December 1, 2014. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the fiscal year ended November 30, 2015, the Company had $309,001 of return of capital and $3,345 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

For the Fiscal Year Ended November 30, 2015
Return of capital portion of dividends and distributions received	80%
Return of capital — attributable to net realized gains (losses)	$40,191
Return of capital — attributable to net change in unrealized gains (losses)	268,810

Total return of capital	$309,001

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

For the fiscal year ended November 30, 2015, the Company estimated the return of capital portion of distributions received to be $309,054 (80%). This amount was decreased by $53 due to 2014 tax reporting information received by the Company in the third quarter of fiscal 2015. In addition, for the fiscal year ended November 30, 2015, the Company estimated the cash distributions that were in excess of cost basis to be $4,267. This amount was decreased by $922 due to the 2014 tax reporting information received by the Company in the third quarter of fiscal 2015.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. In connection with the purchase of units directly from Arc Logistics Partners LP (“ARCX”) in a private investment in public equity (“PIPE investment”) transaction, the Company was entitled to the distribution paid to unitholders of record on May 11, 2015, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the ARCX units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the fiscal year ended November 30, 2015, the Company received the following paid-in-kind and non-cash dividends and distributions.

For the Fiscal Year Ended November 30, 2015
Paid-in-kind dividends
Arc Logistics Partners LP	$536
Enbridge Energy Management, L.L.C.	4,420

4,956
Non-cash distributions
Energy Transfer Partners, L.P.	45,894
Enterprise Products Partners L.P.	32,988

78,882

Total paid-in-kind and non-cash dividends and distributions	$83,838

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the fiscal year ended November 30, 2015 as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) will be determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

Since the Company’s inception, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS has approved the tax accounting method change effective December 1, 2014. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2011 remain open and subject to examination by the federal and state tax authorities.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2015, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,926,383	$3,853,553	$50,904	(1)	$21,926

(1)

The Company’s investment in Plains AAP, L.P. (“PAA GP”) is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2015. For the fiscal year ended November 30, 2015, there were no transfers between Level 1 and Level 2.

As of November 30, 2015, the Company had Notes outstanding with aggregate principal amount of $1,031,000 and 18,560,000 shares of MRP Shares outstanding with a total liquidation value of $464,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $464,000 of MRP Shares, Series E ($60,000 liquidation value), Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of MRP Shares as Level 1 securities. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($1,031,000 aggregate principal amount) and the remaining MRP Shares ($229,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2015, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series R through T, V, W, Y through GG and II through OO)	$1,031,000	$1,056,700
MRP Shares (Series A, B, C, H and I)	$229,000	$235,500
MRP Shares (Series E, F and G)	$235,000	$238,148

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2015.

Equity Investments
Balance — November 30, 2014	$191,621
Purchases	47,222
Issuances	536
Transfers out to Level 1 and 2	(212,211)
Realized gains (losses)	—
Unrealized gains (losses), net	(5,242)

Balance — November 30, 2015	$21,926

The purchases of $47,222 relates to the Company’s investments in Arc Logistics Partners LP (“ARCX”) and Shell Midstream Partners, L.P. (“SHLX”) that were both made in May 2015. The issuance of $536 relates to additional units received from ARCX.

The transfers out of $212,211 relate to ARCX, SHLX and PAA GP. ARCX and SHLX became marketable during the third quarter of fiscal 2015 when the respective companies filed effective shelf registrations. PAA GP became marketable during the first quarter of fiscal 2015 when its 15-month lock-up expired. It is the Company’s policy to recognize transfers between levels at the beginning of the period.

The $5,242 of net unrealized losses relates to investments that are still held at November 30, 2015, and the Company includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common units will be used for the Class B Units.

The Company also has a private investment in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a discounted cash flow analysis to value its interest in Clearwater Trust using projections provided to the Company by the entities mining such coal reserves as well as internally developed estimates. The Company develops multiple scenarios and probability weights such scenarios to determine the value of Clearwater Trust. These projections are sensitive to changes in assumptions specific to Clearwater Trust as well as estimated levels of production for the entities mining the reserves and general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of November 30, 2015:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$21,636	- Convertible pricing model	- Credit spread	9.8%	10.3%	10.0%
public companies – valued based on pricing model			- Volatility - Discount for marketability	35.0% 10.0%	40.0% 10.0%	37.5% 10.0%

Equity securities of	290	- Discounted cash flow	- Equity rate of return	35%	35%	35%
private trust

Total	$21,926

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2015, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	93.1%
Midstream Energy Companies	99.8%
Largest single issuer	14.5%
Restricted securities	1.9%

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000 and a fee of 1.0% on average total assets in excess of $14,500,000. The investment management agreement and fee waiver agreement expire on March 31, 2016 (the term was recently extended from December 11, 2015 by the Company’s Board of Directors). For the fiscal year ended November 30, 2015, the Company paid management fees at an annual rate of 1.36% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

As of November 30, 2015, the Company believes that MarkWest Energy Partners, L.P. (“MWE”) meets the criteria described above and is therefore considered an affiliate of the Company. On December 4, 2015, MWE and MPLX LP (“MPLX”) completed its merger whereby MWE became a wholly owned subsidiary of MPLX. Subsequent to the merger, the Company does not believe it is an affiliate of MPLX.

Clearwater Trust — At November 30, 2015, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, if any.

During the fiscal year ended November 30, 2015, the Company paid $14,716 of federal income taxes and paid $873 of state income taxes. During the third quarter of fiscal 2015, the Company changed its state tax rate from 2.1% to 1.7% (net of federal benefit), based on updated information on the application of state tax law. As of November 30, 2015, the components of the Company’s tax assets and liabilities are as follows.

Income tax receivable	$12,860
Deferred tax assets:
Net operating loss carryforwards — Federal	$12,878
Net operating loss carryforwards — State	1,850
AMT credit carryforwards	9,468
Deferred tax liabilities:
Net unrealized gains on investment securities	(452,259)

Total deferred income tax liability, net	$(428,063)

During the fiscal year ended November 30, 2015, the Company generated a federal taxable loss of approximately $76,793 which can be carried back to the two preceding tax years. It is anticipated that this federal taxable loss will be carried back to offset prior taxable income (and also reduce alternative minimum taxable income) which would result in a federal refund of approximately $12,693. Similarly, it is anticipated that the state taxable losses will be carried back to the states that allow such provisions and would result in a refund of approximately $114. It is anticipated the carryback claims will be filed upon the filing of the November 30, 2015 federal and state tax returns in August 2016. At November 30, 2015, the Company had an additional state income tax receivable of $53.

At November 30, 2015, the Company had a federal net operating loss carryforward of $37,776 (deferred tax asset of $12,878). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

operating loss carryforward has an expiration date of 2035. In addition, the Company has state net operating loss carryforwards of $72,445 (deferred tax asset of $1,850). The majority of the state net operating loss carryforwards expires during 2035.

At November 30, 2015, the Company had alternative minimum tax (“AMT”) credit carryforwards of $9,468. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Fiscal Year Ended November 30, 2015
Computed federal income tax benefit at 35%	$921,812
State income tax benefit, net of federal tax	43,677
Effect of change in state tax rate (0.44% decrease)	16,662
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(1,504)

Total income tax benefit	$980,647

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, the Company reduces the GAAP and tax cost basis of its MLP investments by the cash distributions received, and increases or decreases the tax cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2015, the Company reduced its tax cost basis by $323,224 due to its fiscal 2014 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

On January 5, 2016, the Company received notification that the IRS has approved the tax accounting method change effective for the fiscal year beginning December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may result in a reclassification of approximately $47,752 of the Company’s deferred tax liability to a current tax liability. Pursuant to IRS regulations, the Company will recognize the effect of the tax accounting method change over four years beginning in fiscal 2015, which results in previously unrealized gains being recognized in taxable income (potential current tax liability of approximately $11,938 each year). The change in tax accounting method may not result in a current tax liability if the Company has a taxable loss in each of the four years or has sufficient net operating loss carryforwards to offset the income attributable to the change in tax accounting method. During the fiscal year ended November 30, 2015, the Company generated a taxable loss, and as such, was not subject to a current year tax liability. The tax accounting method change does not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

At November 30, 2015, the cost basis of investments for federal income tax purposes was $2,790,043. The cost basis for federal income tax purposes is $417,726 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At November 30, 2015, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$1,332,355
Gross unrealized depreciation of investments	(196,015)

Net unrealized appreciation of investments	$1,136,340

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale. At November 30, 2015, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P.
Partnership Interest	(2)	(3)	4,152	$13,357	$50,904	$12.26	2.4%	1.3%
Level 3 Investments(4)
Capital Product Partners L.P
Class B Units	(2)	(5)	3,030	$19,869	$21,636	$7.14	1.0%	0.5%
Clearwater Trust
Trust Interest	(6)	(7)	N/A	2,758	290	N/A	—	—

Total				$22,627	$21,926		1.0%	0.5%

Total of all restricted securities				$35,984	$72,830		3.4%	1.8%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(7)	Unregistered security of a private trust.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. There were no outstanding derivative instruments at November 30, 2015. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2015 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2014	—	$—
Options written	1,000	66
Options subsequently repurchased	—	—
Options exercised	(1,000)	(66)
Options expired	—	—

Options outstanding at November 30, 2015	—	$—

9.    Investment Transactions

For the fiscal year ended November 30, 2015, the Company purchased and sold securities in the amounts of $1,013,042 and $1,680,521 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At November 30, 2015, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility. Under the terms of the Credit Facility the Company is unable to borrow unless its net assets exceed a minimum net asset threshold ($1,575,477 as of November 30, 2015). As of November 30, 2015, the Company did not have any borrowings under the Credit Facility and was unable to borrow under the Credit Facility because its net asset value was below the minimum net asset threshold.

At November 30, 2015, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. For the fiscal year ended November 30, 2015, the average amount outstanding under the Term Loan was $3,110 with a weighted average interest rate of 1.53%. Under the terms of the Term Loan the Company is unable to borrow unless its net assets exceed a minimum net asset threshold ($1,878,157 as of November 30, 2015). As of November 30, 2015, the Company had no outstanding borrowings under the Term Loan and was unable to borrow under the Term Loan because its net asset value was below the minimum net asset threshold. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

As of November 30, 2015, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.    Notes

At November 30, 2015, the Company had $1,031,000 aggregate principal amount of Notes outstanding. The Company redeemed the Series X Notes on May 4, 2015 at par, the Series O Notes on May 7, 2015 at par, the Series Q at 100.6% and Series U Notes on August 6, 2015 at par and the series HH Notes on September 24, 2015 and September 29, 2015 at 102%. During the first quarter of fiscal 2016, the Company redeemed $226,000 in Notes. See Note 14 — Subsequent Events. The table below sets forth the key terms of each series of the Notes at November 30, 2015.

Series	Principal Outstanding, November 30, 2014	Principal Redeemed	Principal Outstanding, November 30, 2015	Estimated Fair Value November 30, 2015	Fixed/Floating Interest Rate	Maturity Date
O	$65,000	$(65,000)	$—	$—	4.21%	5/7/15
Q	15,000	(15,000)	—	—	3.23%	11/9/15
R	25,000	—	25,000	26,000	3.73%	11/9/17
S	60,000	—	60,000	64,400	4.40%	11/9/20
T	40,000	—	40,000	43,000	4.50%	11/9/22
U	60,000	(60,000)	—	—	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	70,000	71,700	3.71%	5/26/16
W	100,000	—	100,000	106,000	4.38%	5/26/18
X	14,000	(14,000)	—	—	2.46%	5/3/15
Y	20,000	—	20,000	20,400	2.91%	5/3/17
Z	15,000	—	15,000	15,500	3.39%	5/3/19
AA	15,000	—	15,000	15,500	3.56%	5/3/20
BB	35,000	—	35,000	36,400	3.77%	5/3/21
CC	76,000	—	76,000	79,200	3.95%	5/3/22
DD	75,000	—	75,000	75,500	2.74%	4/16/19
EE	50,000	—	50,000	50,500	3.20%	4/16/21
FF	65,000	—	65,000	65,700	3.57%	4/16/23
GG	45,000	—	45,000	45,200	3.67%	4/16/25
HH	250,000	(250,000)	—	—	3-month LIBOR + 125 bps	8/19/16
II	30,000	—	30,000	30,300	2.88%	7/30/19
JJ	30,000	—	30,000	30,600	3.46%	7/30/21
KK	80,000	—	80,000	82,200	3.93%	7/30/24
LL	50,000	—	50,000	49,900	2.89%	10/29/20
MM	40,000	—	40,000	39,700	3.26%	10/29/22
NN	20,000	—	20,000	19,900	3.37%	10/29/23
OO	90,000	—	90,000	89,100	3.46%	10/29/24

	$1,435,000	$(404,000)	$1,031,000	$1,056,700

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. For the fiscal year ended November 30, 2015, the weighted average interest rate on the outstanding Notes was 3.66%. The weighted average interest rate includes prepayment penalties and accelerated interest recognized during the period.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

As of November 30, 2015, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2015, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At November 30, 2015, the Company had 18,560,000 shares of MRP Shares outstanding, with a total liquidation value of $464,000 ($25.00 per share). On November 20, 2015, the Company redeemed 2,400,000 shares of its Series E MRP Shares at a redemption price equal to the liquidation value plus accumulated unpaid dividends. During the first quarter of fiscal 2016, the Company redeemed 2,400,000 shares of its Series E MRP Shares ($60,000 liquidation value). See Note 14 — Subsequent Events. The table below sets forth the key terms of each series of the MRP Shares at November 30, 2015.

Series	Liquidation Value November 30, 2014	Liquidation Value Redeemed	Liquidation Value November 30, 2015	Estimated Fair Value November 30, 2015	Rate	Mandatory Redemption Date
A	$104,000	$—	$104,000	$107,900	5.57%	5/7/17
B	8,000	—	8,000	8,200	4.53%	11/9/17
C	42,000	—	42,000	44,600	5.20%	11/9/20
E(1)	120,000	(60,000)	60,000	60,648	4.25%	4/1/19
F(2)	125,000	—	125,000	126,100	3.50%	4/15/20
G(3)	50,000	—	50,000	51,400	4.60%	10/1/21
H	50,000	—	50,000	50,300	4.06%	7/30/21
I	25,000	—	25,000	24,500	3.86%	10/29/22

	$524,000	$(60,000)	$464,000	$473,648

(1)	Series E MRP Shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.27 as of November 30, 2015.
(2)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.22 as of November 30, 2015.
(3)	Series G MRP Shares are publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.70 as of November 30, 2015.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Holders of the series A, B, C, H and I MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series E, F and G MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

As of November 30, 2015, each series of MRP Shares was rated “AA” by FitchRatings. On December 16, 2015, FitchRatings downgraded the rating on the Company’s MRP Shares to “A”. The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series A, B, C, H and I	Series E, F and G
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2015, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

During the fiscal year ended November 30, 2015, the Company issued 811,419 shares of common stock pursuant to its “at-the-market” offering program (the “ATM program”) at an average price of $36.22 per share (gross proceeds of $29,388). The Company pays the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the ATM program.

At November 30, 2015, the Company had 181,440,000 shares of common stock authorized and 111,525,012 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2015 were as follows:

Shares outstanding at November 30, 2014	109,678,335
Shares issued through reinvestment of distributions	1,035,258
Shares issued in connection with the offerings of common stock	811,419

Shares outstanding at November 30, 2015	111,525,012

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

14.    Subsequent Events

During the first quarter of fiscal 2016, the Company redeemed $226,000 of its Notes and $60,000 of its MRP Shares to maintain compliance with its leverage ratios. The table below sets forth a summary of those redemptions.

Date of Redemption	Notes / MRP Shares	Series	Principal / Liquidation Value Redeemed	Rate	Maturity / Mandatory Redemption Date	Redemption Price
12/14/15	Notes	R	$22,000	3.73%	11/9/17	102.0%
12/14/15	Notes	S	52,800	4.40	11/9/20	102.0
12/14/15	Notes	T	35,200	4.50	11/9/22	102.0
12/14/15	Notes	V	70,000	3.71	5/26/16	100.7
1/20/16	Notes	W	10,000	4.38	5/26/18	106.7
1/28/16	Notes	R	3,000	3.73	11/9/17	102.0
1/28/16	Notes	S	7,000	4.40	11/9/20	102.0
1/28/16	Notes	T	5,000	4.50	11/9/22	102.0
1/28/16	Notes	W	21,000	4.38	5/26/18	102.0

			$226,000

12/16/15	MRP Shares	E	$30,000	4.25%	4/1/19	100.0%
1/12/16	MRP Shares	E	30,000	4.25	4/1/19	100.0

			$60,000

On December 16, 2015, FitchRatings downgraded the rating on the Company’s MRP Shares to “A” from “AA”. On this date, FitchRatings affirmed the existing “AAA” rating assigned to the Company’s Notes.

On December 17, 2015, KAFA and its principals announced an agreement to purchase $10,035 of newly issued shares of the Company funded in part with 100% of the after-tax management fees received during the fiscal fourth quarter. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($15.09 per share) which represents a 9.2% premium to the closing market price.

On December 17, 2015, the Company declared its quarterly distribution of $0.55 per common share for the fiscal fourth quarter of 2015. The total distribution of $61,705 was paid January 15, 2016. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,686 was reinvested into the Company through the issuance of 454,534 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 28, 2016

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and account balances

■   Payment history and transaction history

■   Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYN

What we do
How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

■   Open an account or provide account information

■   Buy securities from us or make a wire transfer

■   Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYN doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors (the “Board”) on September 16, 2015 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) through March 31, 2016.

The Board approved a new investment management agreement at an in-person meeting held on July 8, 2015. That new agreement would have taken effect upon the termination of the current Agreement as a result of a technical change of control of the Adviser resulting from the announced business combination of the Adviser with another investment management organization. Because that business combination was terminated before it could be consummated, the current Agreement remains in effect. The Board, including the Independent Directors, approved the continuation of the current Agreement based on information presented to them on various prior occasions, including information presented at their meeting on July 8, 2015. The description provided below explains the basis for the Board’s approval of the new agreement as previously included in a proxy statement seeking stockholder approval of that new agreement. Because the terms of the new agreement would have been substantially the same as the current Agreement, the Board’s approval of the continuation of the current Agreement was substantially based on the same considerations and factors.

During the course of each year and in connection with its consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued addition of professionals at the Adviser to broaden its coverage efforts. The Board, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

Adviser, the use of call options and the responsible handling of the leverage target. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Company as well as the Company’s best-in-class access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including various current market challenges, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as its benchmark. The comparative information showed that the performance of the Company is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Company’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”) and other energy companies, as applicable, and that the Company has generated strong returns for investors. Of particular note has been the Company’s relatively stronger stock price based on the premium to its net asset value per share compared to other closed-end funds in its peer group. The Independent Directors also reviewed information comparing the performance of the Company with alternative fund structures following similar strategies, including exchange-traded funds and open-end funds, and concluded that the comparative information showed that the performance of the Company compares favorably for many periods to alternative MLP and comparable energy company fund structures. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular meeting of the Board of Directors during the year. The Independent Directors considered the investment performance of other closed-end investment companies managed by the Adviser, but noted that they are not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group. The Independent Directors also compared the fee structure under the Agreement with that of various private funds and separately managed accounts (the “Other Accounts”) advised by the Adviser or its affiliates and concluded that the fee rate under the Agreement is lower than many of the Other Accounts because the Adviser charges a performance fee for many of the Other

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

Accounts. The Independent Directors also considered the greater risks and burdens associated with managing the Company. The Adviser’s successful handling of past market downturns and related leverage challenges, the administrative burden resulting from the Company’s tax complexities, each Company’s lower level of operating expenses (other than management fees), the Company’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy space, and the Adviser’s successful pricing and timing strategies related to the capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Company and other closed-end companies managed by the Adviser given differences in strategies and investments, and related differences in difficulties and complexities. Based on those comparisons, the Independent Directors concluded that the management fee for the Company remain reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the extent to which operating expenses declined over the past several years and noted that the Adviser added professionals to its already robust and high-quality team, both of which represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. They considered the information provided by the Adviser relating to the Company’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that beginning on October 1, 2012 the Adviser agreed to a breakpoint under the existing fee structure through an annual fee waiver agreement, and that the Adviser agreed to additional breakpoints effective December 11, 2014. These additional breakpoints would result in further reduction in the effective average fee rate as the Company grows. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment and compliance professionals. The Independent Directors concluded that the fee structure for the Company is reasonable in view of the information provided by the Adviser, including the additional breakpoints for the Company, which represent a sharing of the economies of scale that would result from substantial future growth of the Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review of the Board of Directors, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board of Directors concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Anne K. Costin (born 1950)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance from 2007 to 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	• Kayne Anderson Energy Total Return Fund, Inc. (“KYE”)

Steven C. Good (born 1942)	Director. 3-year term (until the 2018 Annual Meeting of Stockholders)/served since inception	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	Current: • KYE • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director. 3-year term (until the 2017 Annual Meeting of Stockholders)/served since 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.

Current:

• KYE

• Teeccino Caffe Inc.
(beverage manufacturer and distributor)

• Caucus for Television Producers, Writers & Directors Foundation
(not-for-profit organization)

Prior:

• Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders)/served since March 2008	Chief Executive Officer and President of Niska Gas Storage Partners LLC since May 2014. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

Current:

• KYE

• Niska Gas Storage Partners LLC
(natural gas storage)

• USA Compression Partners, LP
(natural gas compression MLP)

Prior:

• BGH
(general partner of BPL)

• BPL
(midstream MLP)

• Gibson Energy ULC
(midstream energy)

• PVG
(owned general partner of PVR)

• PVR
(midstream MLP)

• Penn Virginia Corporation
(oil and gas exploration and production company)

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Director and Non-Director Officers

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2018 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYE; Kayne Anderson Energy Development Company (“KED”); and Kayne Anderson Midstream/ Energy Fund, Inc. (“KMF”) since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.

Current:

• KYE

• KED

• KMF

• ONEOK, Inc. (midstream company)

• Range Resources Corporation
(oil and gas exploration and production company)

Prior:

• Clearwater Natural Resources, L.P.
(coal mining)

• Direct Fuels Partners, L.P.
(transmix refining and fuels distribution)

• Emerge Energy Services LP
(frac sand MLP)

• International Resource Partners LP
(coal mining)

• K-Sea Transportation Partners LP
(marine transportation MLP)

• ProPetro Services, Inc.
(oilfield services)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	Current: • KED Prior: • K-Sea Transportation Partners LP (marine transportation MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually/served since 2005	Managing Director of KACALP since December 2005 and KAFA since 2006. Chief Financial Officer and Treasurer of KYE since December 2005; of KED since September 2006; and of KMF since November 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: • KED • The Source for Women (not-for-profit organization)

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Director and Non-Director Officers

Name, (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006. Senior Vice President of KMF since June 2012. Senior Vice President of KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Prior • VantaCore Partners LP (aggregates MLP)

Jody C. Meraz (born 1978)	Vice President. Elected annually/served since 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA during 2005 and 2006, respectively. Vice President of KYE, KED and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer. Elected annually/served since 2013	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	None

David J. Shladovsky (born 1960)	Secretary. Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYE since 2005; of KED since 2006; and of KMF since August 2010.	None

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA, the Company’s investment adviser, and the Fund Complex included the Company, KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex the Company and KYE, as noted above.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of the Company as defined in the 1940 Act by virtue of his employment relationship with KAFA.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its Audit Committee.

(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.

Item 4.    Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2015, and (ii) fiscal year ended November 30, 2014.

	2015	2014
Audit Fees	$202,200	$198,600
Audit-Related Fees	49,900	115,000
Tax Fees	104,300	205,000
All Other Fees	—	—

Total	$356,400	$518,600

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2015 and 2014 were $104,300 and $205,000, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $3,497,000 and $894,000 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the services rendered to the Registrant for the fiscal years ended November 30, 2015 and 2014, respectively.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Steven C. Good (Chair), Anne K. Costin, Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.

Item 6.    Investments.

(a) Please see the Schedule of Investments contained in the KYN Annual Report for the fiscal year ended November 30, 2015 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing of this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy has served as the Registrant’s President, Chief Executive Officer and co-portfolio manager since June 2004 and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005, of Kayne Anderson Energy Development Company (“KED”) since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President (since June 2008) and Assistant Secretary, Assistant Treasurer and co-portfolio manager (since June 2004) and a Senior Managing Director of Kayne Anderson (since 2004). He serves as portfolio manager of Kayne Anderson’s various funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYE since May 2005 and of KED since September 2006, Vice President of KYE from May 2005 through June 2008 and of KED from September 2006 through July 2008, Executive Vice President of KYE since June 2008 and of KED since July 2008 and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $5 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit

2

manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	3	$1,765	1	$730	2	$91
J.C. Frey	5	$2,278	13	$3,792	16	$1,138

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	—	N/A	1	$730	2	$91
J.C. Frey	—	N/A	11	$3,678	5	$314

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager:

As of November 30, 2015, Messrs. McCarthy and Frey are compensated by Kayne Anderson through partnership distributions from Kayne Anderson, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2015, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

3

Kevin S. McCarthy: over $1,000,000

J.C. Frey: $500,001 — $1,000,000

Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of the Registrant’s equity securities.

(b) Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.    Submission of Matters to a Vote of Security Holders.

None.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 28, 2016

	By:	/S/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer
Date: January 28, 2016

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.